UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)	90064-1021 (Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statement and Exhibits

99        Teledyne Technologies Incorporated Press Release dated July 29, 2004.

Item 9. Regulation FD Disclosure

     On July 29, 2004, Teledyne Technologies Incorporated issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein. The information furnished pursuant to this Item 9 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 12 Results of Operations and Financial Condition

     On July 29, 2004, Teledyne Technologies Incorporated issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein. The information furnished pursuant to this Item 12 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Vice President and Chief Financial Officer

Dated: July 29, 2004

EXHIBIT INDEX

Description

Exhibit No. 99              Teledyne Technologies Incorporated Press Release dated July 29, 2004